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                                                                    EXHIBIT 10.1


                                 VENTAS, INC.
                          COMMON STOCK PURCHASE PLAN

                                 FOR DIRECTORS

        1. Purpose and Effective Date. The purpose of the Ventas, Inc. Common Stock Purchase Plan for Directors (the "Plan") is to provide to non-employee directors of Ventas, Inc. (the "Company") the opportunity to elect to receive payment of all or a portion of their retainer and meeting fees in the form of common stock of the Company. The Plan shall be first effective upon its adoption by the Board of Directors.

        2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

        (a)  "Board of Directors" means the Board of Directors of the Company.

        (b) "Committee" means the committee designated by the Board to administer the Plan. The Committee may include members of the Board or members of the Company's management.

        (c) "Director Purchase Date" means each date on which all or any portion of the Fees are scheduled to be paid.

        (d) "Fair Market Value" means the closing reported sale price of a share of Stock in transactions reported on the New York Stock Exchange ("NYSE") on the relevant date or, if no sales of Stock were reported on the NYSE for that date, the closing price for the last day for which a sale was reported on the NYSE.

        (e) "Fees" means any amount paid by the Company to an Eligible Director as a retainer for services to be rendered as a member of the Board of Directors, including Board of Directors meeting fees and committee meeting fees, but not including reimbursements of expenses.

        (f) "Eligible Director" means a member of the Board of Directors who is not an employee of the Company or any affiliate thereof and the Chairman of the Board of Directors.

        (g) "Participant" means any Eligible Director who elects under the Plan to receive payment of all or a portion of his Fees in the form of Stock.

        (h) "Stock" means the common stock of the Company, $0.25 par value per share.

        3.  Participation.

        (a) Only Eligible Directors may participate in the Plan. Participation in the Plan is voluntary.

        (b) In order to participate in the Plan, an Eligible Director must file with the Committee an election which reflects a percentage (up to 100% and in 10% increments) of his
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     Fees to be received in the form of Stock. The election shall be effective as of the first Director Purchase Date occurring at least ten days after the filing of the election with the Committee, and shall remain in effect until it is changed by the Eligible Director at least ten days prior to the Director Purchase Date with respect to which such change is to be first effective. Any such subsequent election shall remain in effect until changed by the Eligible Director in accordance with the preceding sentence.

        (c) Each election made pursuant to Section 3(b) must be approved by the Board of Directors, or a committee of "Non-Employee Directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), prior to the Director Purchase Date to which such election relates. Such approval shall contain the requisite specificity to enable transactions in Stock pursuant to the Plan to qualify for the exemption provided by Rule 16b-3(d) promulgated under the Exchange Act.

        4. Shares Reserved. The Company shall reserve 200,000 shares of Stock held as treasury shares, in the aggregate, for issuance under the Plan. Such number shall be appropriately adjusted to reflect any stock splits, stock dividends or recapitalizations and may be increased with the approval of the Company's stockholders in accordance with Section 7 below; provided that shares of Stock issuable under the Plan shall be limited to shares of Stock held as treasury shares.

        5. Payments. As soon as practicable after each Director Purchase Date, the Company shall pay that number of shares of Stock to each Participant equal to (a) the percentage elected by the Participant pursuant to Section 3(b) multiplied by the dollar amount of the Fees payable on that Director Purchase Date, divided by (b) the Fair Market Value on that Director Purchase Date. Any fractional shares shall be paid in the form of cash. The Company shall make such payment directly to the Participant solely from shares of Stock held as treasury shares.

        6. Administration. The Committee shall serve as the administrator of the Plan. The Committee shall administer and enforce the Plan in accordance with its terms, and shall have all powers necessary to accomplish those purposes, including but not limited to the following:

        (a) To compute and certify the number of shares of Stock payable to Participants;

        (b) To maintain all records necessary for the administration of the Plan;

        (c) To make and publish such rules for the Plan as are not inconsistent with the terms hereof; and

        (d) To provide for disclosure of such information, including reports and statements to Participants, and to provide for the making of applications and elections by Participants under the Plan as may be required by the Plan or otherwise deemed appropriate by the Committee.

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Any action of the Committee with respect to the Plan shall be conclusive and binding upon all Participants except to the extent otherwise specifically indicated herein. Except with respect to approvals described in Section 3(c), the Committee may appoint agents and delegate thereto such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe.

        7. Amendments to the Plan; Termination of the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan without the consent of any Participant; provided, that the Board may not, without the approval of the Company's stockholders in a manner which complies with the requirements of any exchange on which the Stock may be listed, increase the maximum number of shares available under the Plan (other than as provided in Section 4); further, provided, that notwithstanding any other provision of the Plan, in the event the Company does not have an adequate number of shares of Stock held as treasury shares to satisfy any elections made pursuant to the Plan, the Plan shall automatically terminate.

        8.  General Provisions.

        (a) No Rights of a Stockholder. No Participant shall have any of rights or privileges of a stockholder of the Company as a result of the making of an election under Section 3(b) of the Plan, until Stock is actually distributed to the Participant pursuant to Section 5 of the Plan.

        (b) No Right to Continued Election as a Director. Nothing contained in the Plan shall confer upon any Participant, any right to continue as a member of the Board of Directors, or to interfere in any way with the right of the Company to increase or decrease the amount of the Fees, or any other compensation payable to Eligible Directors.

        (c)  Limits on Transfer of Rights.   Rights under the Plan may not be
sold, transferred, assigned, pledged or otherwise encumbered by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by him.

        (d) Plan Expenses. All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Company.

        (e) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Delaware, without giving effect to principles of conflicts of laws.

        (f) Interpretation. Whenever necessary or appropriate in the Plan, where the context admits, the singular term and the related pronouns shall include the plural and the masculine gender shall include the feminine gender.

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     IN WITNESS WHEREOF, the Ventas, Inc. Common Stock Purchase Plan for
Directors is, by the authority of the Board of Directors of the Corporation, executed as of the 22nd day of June, 2001.

                                     VENTAS, INC.


                                     By:   \s\ T. Richard Riney
                                           -------------------------
                                     Name: T. Richard Riney
                                     Title:   Executive Vice President and
                                              General Counsel


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